EXHIBIT 10.40


                FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

         This First Amendment to Executive Employment Agreement (this "AMENDMENT") is effective as of January 24, 2007, and amends that certain Executive Employment Agreement ("AGREEMENT") dated February 17, 2006, between Patron Systems, Inc. (the "COMPANY") and Braden Waverley ("EXECUTIVE"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Agreement.

         WHEREAS, pursuant to Section 5 of the Agreement the Company was obligated to grant certain options to Executive upon the completion of the Recapitalization; and

         WHEREAS, the parties desire to enter into an arrangement that fulfills the Company's obligations under Section 5 of the Agreement.

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1. As of the date hereof, the Company shall grant to Executive options to purchase 2,047,121 shares of the Company's common stock at an exercise price of $0.40 per share. The options shall have a term of 10 years and shall vest with respect to 20% as of the date hereof and 1/48th of the balance on the last day of each month for the 48 months following the date hereof until fully vested. The options shall expire on January 23, 2017.

         2. The parties agree that the option granted in Section 1 above fulfills the Company's obligation under Section 5 of the Agreement to issue to Executive certain options upon the completion of the Recapitalization.

         Except as expressly modified herein, all terms and conditions of the Agreement are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the Agreement, this Amendment shall govern.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


Company:                                  Executive:

PATRON SYSTEMS, INC.

By: /s/ Martin T. Johnson                 By: /s/ Braden Waverley
    ------------------------------            ----------------------------------
    Martin T. Johnson,                        Braden Waverley
    Chief Financial Officer


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